Exhibit 99.2

FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Segment Descriptions....................................................................................................	1
Financial Highlights.........................................................................................................	2
Consolidated Financial Statements
Income Statements.............................................................................................................	3
Balance Sheets...................................................................................................................	4
Pre-tax Operating Results and Related Metrics
Consolidated.......................................................................................................................	5-6
Core Commercial...............................................................................................................	7-8
Specialty..............................................................................................................................	9-10
Personal Lines....................................................................................................................	11-13
Investments
Net Investment Income and Yields.....................................................................................	14
Investment Portfolio.............................................................................................................	15
Credit Quality and Duration of Fixed Maturities...............................................................	16
Top 10 Corporate and Municipal Fixed Maturity Holdings.............................................	17
Reconciliation of Operating Income to Net Income................................................	18
Other Information
Non-GAAP Financial Measures........................................................................................	19
Premium Related Metric Definitions.................................................................................	20
Corporate Information.........................................................................................................	21
Market and Dividend Information......................................................................................	21
Financial Strength and Debt Ratings................................................................................	21

i

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION
SEGMENT DESCRIPTIONS
CORE COMMERCIAL
Sub-segment	Customer and business type	Primary lines of business
Small Commercial	Coverage to small businesses, with annual premiums of $50,000 or less; Products are tailored to specific industry segments as needed.	● Business owners’ policy/commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)
Middle Market

Coverage to mid-sized businesses with annual premiums starting at $50,000, focusing on those between $50,000 and $250,000. Products are tailored to certain specific industry segments, including technology, manufacturing, human services, retail, real estate, among others.

● Commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)
SPECIALTY
Sub-segment	Customer and business type	Primary lines of business
Marine and Industrial Property

Inland and ocean marine - insures against physical losses to property, such as contractor's equipment, builders' risk and goods in transit. Also covers jewelers block, fine art and other valuables.
Hanover Specialty Industrial (HSI) - coverage to small and medium chemical, paint, solvent and other manufacturers and distributors.

● Inland/ocean marine ● Ancillary lines of business written through marine agents ● Property, fire and allied lines
Professional and Executive Lines

Coverage to small to mid-sized non-public companies, including lawyer, engineer, accountant, and various other professional and advisory firms including healthcare; provide protection for directors, officers and employees against actual or alleged errors, negligence or bad faith, employment practices.

● Professional liability ● Management liability ● Fidelity and crime ● Other property and liability lines for healthcare firms
E&S and Alternative Markets

Excess & surplus - non-admitted general liability and property coverage to risks outside of the appetite of standard commercial lines;
Program business - coverage to markets with specialty or risk management needs related to groups of similar businesses;
Specialty general liability - admitted coverage for higher-hazard liability risks

● Commercial multiple peril ● Commercial automobile ● Workers’ compensation ● Other (general liability, commercial umbrella, monoline property)
Surety and Other

Provides coverage for construction and other firms, as well as sole proprietors in the event of claims for non-performance or non-payment, and commercial surety coverage related to fiduciary or regulatory obligations.

● Bond
PERSONAL LINES
Sub-segment	Customer and business type	Primary lines of business
Personal Automobile

Includes coverage for individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

● Personal automobile
Homeowners and Other

Includes coverage for individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third-party liability claims.

● Homeowners ● Personal umbrella ● Inland Marine (jewelry, art, etc.) ● Other (fire, personal watercraft, other miscellaneous)
OTHER

The Other segment primarily includes earnings on holding company assets; holding company and other expenses, including certain costs associated with retirement benefits due to our former life insurance subsidiaries' employees and agents; and our run-off direct asbestos and environmental business, run-off voluntary assumed property and casualty pools, and run-off product liability business.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS
	Q1	Q2	Q3	Q4	Q1
(In millions, except earnings per share)	2025	2025	2025	2025	2026
PREMIUMS
Gross premiums written	$1,689.9	$1,752.6	$1,913.5	$1,666.6	$1,742.3
Net premiums written	1,510.8	1,583.8	1,738.9	1,488.6	1,559.7
Net premiums earned	1,508.5	1,545.3	1,550.7	1,556.6	1,570.6
EARNINGS
Operating income before interest and taxes	$186.4	$209.9	$247.7	$289.0	$250.2
Operating income after taxes	141.8	158.7	185.6	210.1	188.5
Income from continuing operations	128.2	156.9	178.6	197.0	186.8
Net income	128.2	157.1	178.7	198.5	186.8
PER SHARE DATA (DILUTED)
Operating income after taxes	$3.87	$4.35	$5.09	$5.79	$5.25
Income from continuing operations	3.50	4.30	4.90	5.43	5.20
Net income	3.50	4.30	4.90	5.47	5.20
Dilutive weighted average shares outstanding	36.6	36.5	36.4	36.3	35.9
Basic weighted average shares outstanding	36.0	35.9	35.8	35.5	35.2

BALANCE SHEET
	March 31	June 30	September 30	December 31	March 31
(In millions, except per share data)	2025	2025	2025	2025	2026
Total assets	$15,470.3	$15,732.1	$16,774.2	$16,945.9	$16,527.7
Total loss and loss adjustment expense reserves	7,608.9	7,636.2	7,706.5	7,755.2	7,911.1
Total shareholders' equity	3,044.4	3,216.3	3,426.3	3,571.5	3,570.4
Total shareholders' equity, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	3,335.3	3,451.0	3,573.4	3,688.6	3,755.4
Property and Casualty Companies
Statutory surplus	$3,098.3	$3,097.0	$3,273.1	$3,337.9	$3,535.1
Premium to surplus ratio	1.98:1	2.00:1	1.92:1	1.90:1	1.80:1
Book value per share	$84.56	$89.62	$96.00	$100.90	$101.86
Book value per share, excluding net unrealized appreciation
(depreciation) on fixed maturity investments, net of tax	$92.64	$96.16	$100.13	$104.21	$107.14
Tangible book value per share (total book value excluding goodwill
and intangibles)	$79.10	$84.12	$90.46	$95.34	$96.26
Shares outstanding	36.0	35.9	35.7	35.4	35.1
Total debt/equity	25.8%	24.4%	37.4%	34.1%	23.6%
Total debt/total capital	20.5%	19.6%	27.2%	25.4%	19.1%

THE HANOVER INSURANCE GROUP

CONSOLIDATED STATEMENTS OF INCOME

	Three Months ended March 31
(In millions)	2026	2025	% Change

Premiums earned	$1,570.6	$1,508.5	4.1
Net investment income	126.9	106.1	19.6
Net realized and unrealized investment gains (losses):
Net realized losses from sales and other	(4.9)	(18.8)	(73.9)
Net change in fair value of equity securities and other	4.6	1.0	N/M
Impairments on investments:
Credit-related impairments	(1.6)	-	N/M
Losses on intent to sell securities	(0.4)	-	N/M
Total impairments on investments	(2.0)	-	N/M
Total net realized and unrealized investment losses	(2.3)	(17.8)	(87.1)
Fees and other income	6.2	6.4	(3.1)
Total revenues	1,701.4	1,603.2	6.1

LOSSES AND EXPENSES

Losses and loss adjustment expenses	957.6	955.3	0.2
Amortization of deferred acquisition costs	333.2	313.9	6.1
Interest expense	10.8	8.5	27.1
Other operating expenses	162.7	165.4	(1.6)
Total losses and expenses	1,464.3	1,443.1	1.5

Income before income taxes	237.1	160.1	48.1
Income tax expense	50.3	31.9	57.7
Net income	$186.8	$128.2	45.7

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS
	March 31	December 31
(In millions, except per share data)	2026	2025	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $10,211.8 and $9,685.7)	$9,976.2	$9,536.5	4.6
Equity securities, at fair value	188.2	184.8	1.8
Other investments	637.3	661.4	(3.6)
Total investments	10,801.7	10,382.7	4.0
Cash and cash equivalents	243.5	1,122.7	(78.3)
Accrued investment income	76.4	80.1	(4.6)
Premiums and accounts receivable, net	1,855.9	1,861.3	(0.3)
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,051.7	2,011.1	2.0
Deferred acquisition costs	690.8	703.0	(1.7)
Deferred income tax asset	102.3	83.3	22.8
Goodwill	178.8	178.8	-
Other assets	443.3	439.3	0.9
Assets of discontinued businesses	83.3	83.6	(0.4)
Total assets	$16,527.7	$16,945.9	(2.5)
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Loss and loss adjustment expense reserves	$7,911.1	$7,755.2	2.0
Unearned premiums	3,402.0	3,440.4	(1.1)
Expenses and taxes payable	650.5	806.7	(19.4)
Reinsurance premiums payable	43.4	45.2	(4.0)
Short-term debt	50.1	375.0	(86.6)
Long-term debt	793.7	843.3	(5.9)
Liabilities of discontinued businesses	106.5	108.6	(1.9)
Total liabilities	12,957.3	13,374.4	(3.1)
SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	2,016.0	2,013.5	0.1
Accumulated other comprehensive loss	(237.9)	(171.4)	38.8
Retained earnings	3,894.5	3,741.6	4.1
Treasury stock at cost (25.4 and 25.1 million shares)	(2,102.8)	(2,012.8)	4.5
Total shareholders' equity	3,570.4	3,571.5	-
Total liabilities and shareholders' equity	$16,527.7	$16,945.9	(2.5)

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
CONSOLIDATED

Three Months ended March 31

	2026					2025

	Core		Personal			Core		Personal
(In millions, except percentage data)	Commercial	Specialty	Lines	Other	Total	Commercial	Specialty	Lines	Other	Total

Gross premiums written	$721.8	$432.4	$588.1	$-	$1,742.3	$693.1	$424.4	$572.4	$-	$1,689.9
		-		-			-		-
Net premiums written	$630.4	$366.7	$562.6	$-	$1,559.7	$604.6	$358.3	$547.9	$-	$1,510.8
		-		-			-		-
Net premiums earned	$563.8	$359.9	$646.9	$-	$1,570.6	$541.0	$339.6	$627.9	$-	$1,508.5
		-		-			-		-
Losses and LAE:
		-		-			-		-
Current year, excluding catastrophe losses	331.2	176.8	375.7	-	883.7	334.2	173.3	372.2	-	879.7
				-					-
Prior year favorable development, excluding catastrophe losses	(1.6)	(14.2)	(9.2)	-	(25.0)	(1.3)	(15.9)	(2.8)	-	(20.0)
				-					-
Current year catastrophe losses	52.1	15.4	80.2	-	147.7	54.5	17.2	35.9	-	107.6
				-					-
Prior year favorable catastrophe development	(21.7)	(5.8)	(21.3)	-	(48.8)	(8.5)	(2.5)	(1.0)	-	(12.0)
				-					-
Total losses and LAE	360.0	172.2	425.4	-	957.6	378.9	172.1	404.3	-	955.3
				-					-
Amortization of deferred acquisition costs and other underwriting expenses	186.0	131.6	169.2	-	486.8	182.1	126.3	161.9	-	470.3
				-					-
GAAP underwriting profit (loss)	17.8	56.1	52.3	-	126.2	(20.0)	41.2	61.7	-	82.9
				-					-
Net investment income	58.3	28.7	35.2	4.7	126.9	48.0	24.3	30.5	3.3	106.1
				-					-
Other income	1.4	1.2	3.6	-	6.2	1.3	1.3	3.7	0.1	6.4
				-					-
Other operating expenses	(2.7)	(2.0)	(1.9)	(2.5)	(9.1)	(2.5)	(2.2)	(1.7)	(2.6)	(9.0)
				-					-
Operating income before income taxes	$74.8	$84.0	$89.2	$2.2	$250.2	$26.8	$64.6	$94.2	$0.8	$186.4

Loss and LAE ratio:

Current year, excluding catastrophe losses	58.8%	49.0%	58.1%	N/M	56.3%	61.7%	51.1%	59.2%	N/M	58.3%

Prior year favorable development, excluding catastrophe losses	(0.3)%	(3.9)%	(1.4)%	N/M	(1.6)%	(0.2)%	(4.7)%	(0.4)%	N/M	(1.3)%

Current year catastrophe losses	9.2%	4.3%	12.4%	N/M	9.4%	10.1%	5.0%	5.8%	N/M	7.1%

Prior year favorable catastrophe development	(3.8)%	(1.6)%	(3.3)%	N/M	(3.1)%	(1.6)%	(0.7)%	(0.2)%	N/M	(0.8)%

Total loss and LAE ratio	63.9%	47.8%	65.8%	N/M	61.0%	70.0%	50.7%	64.4%	N/M	63.3%

Expense ratio	32.7%	36.4%	25.7%	N/M	30.7%	33.4%	37.0%	25.3%	N/M	30.8%

Combined ratio	96.6%	84.2%	91.5%	N/M	91.7%	103.4%	87.7%	89.7%	N/M	94.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RELATED RATIOS
CONSOLIDATED

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2025	2025	2025	2025	2026

Gross premiums written	$1,689.9	$1,752.6	$1,913.5	$1,666.6	$1,742.3
Net premiums written	$1,510.8	$1,583.8	$1,738.9	$1,488.6	$1,559.7
Net premiums earned	$1,508.5	$1,545.3	$1,550.7	$1,556.6	$1,570.6
Losses and LAE:
Current year, excluding catastrophe losses	879.7	867.9	893.0	882.8	883.7
Prior year favorable development, excluding catastrophe losses	(20.0)	(18.2)	(12.1)	(20.1)	(25.0)
Current year catastrophe losses	107.6	113.5	46.2	35.0	147.7
Prior year favorable catastrophe development	(12.0)	(6.0)	-	(8.0)	(48.8)
Total losses and LAE	955.3	957.2	927.1	889.7	957.6
Amortization of deferred acquisition costs and other underwriting expenses	470.3	477.8	490.3	500.9	486.8
GAAP underwriting profit	82.9	110.3	133.3	166.0	126.2
Net investment income	106.1	105.5	117.0	125.8	126.9
Other income	6.4	6.1	6.3	6.1	6.2
Other operating expenses	(9.0)	(12.0)	(8.9)	(8.9)	(9.1)
Operating income before income taxes	$186.4	$209.9	$247.7	$289.0	$250.2

Loss and LAE ratio:
Current year, excluding catastrophe losses	58.3%	56.1%	57.6%	56.8%	56.3%
Prior year favorable development, excluding catastrophe losses	(1.3)%	(1.2)%	(0.8)%	(1.3)%	(1.6)%
Current year catastrophe losses	7.1%	7.4%	3.0%	2.2%	9.4%
Prior year favorable catastrophe development	(0.8)%	(0.4)%	-	(0.5)%	(3.1)%
Total loss and LAE ratio	63.3%	61.9%	59.8%	57.2%	61.0%
Expense ratio	30.8%	30.6%	31.3%	31.8%	30.7%
Combined ratio	94.1%	92.5%	91.1%	89.0%	91.7%

Combined ratio, excluding catastrophe losses	87.8%	85.5%	88.1%	87.3%	85.4%
Current accident year combined ratio, excluding catastrophe losses	89.1%	86.7%	88.9%	88.6%	87.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2025	2025	2025	2025	2026

Gross premiums written	$693.1	$622.4	$709.5	$599.1	$721.8

Net premiums written	$604.6	$536.0	$620.3	$512.8	$630.4

Net premiums earned	$541.0	$554.3	$554.2	$561.5	$563.8

Losses and LAE:

Current year, excluding catastrophe losses	334.2	313.6	335.6	322.2	331.2

Prior year favorable development, excluding catastrophe losses	(1.3)	(3.0)	(1.2)	(1.6)	(1.6)

Current year catastrophe losses	54.5	25.2	17.8	26.9	52.1

Prior year favorable catastrophe development	(8.5)	(2.5)	-	-	(21.7)

Total losses and LAE	378.9	333.3	352.2	347.5	360.0

Amortization of deferred acquisition costs and other underwriting expenses	182.1	183.8	187.8	193.2	186.0

GAAP underwriting profit (loss)	(20.0)	37.2	14.2	20.8	17.8

Net investment income	48.0	47.7	51.8	55.0	58.3

Other income	1.3	1.3	1.3	1.3	1.4

Other operating expenses	(2.5)	(2.3)	(2.2)	(2.0)	(2.7)

Operating income before income taxes	$26.8	$83.9	$65.1	$75.1	$74.8

Loss and LAE ratio:

Current year, excluding catastrophe losses	61.7%	56.5%	60.6%	57.4%	58.8%

Prior year favorable development, excluding catastrophe losses	(0.2)%	(0.5)%	(0.2)%	(0.3)%	(0.3)%

Current year catastrophe losses	10.1%	4.6%	3.2%	4.8%	9.2%

Prior year favorable catastrophe development	(1.6)%	(0.5)%	-	-	(3.8)%

Total loss and LAE ratio	70.0%	60.1%	63.6%	61.9%	63.9%

Expense ratio	33.4%	32.9%	33.7%	34.2%	32.7%

Combined ratio	103.4%	93.0%	97.3%	96.1%	96.6%

Combined ratio, excluding catastrophe losses	94.9%	88.9%	94.1%	91.3%	91.2%

Current accident year combined ratio, excluding catastrophe losses	95.1%	89.4%	94.3%	91.6%	91.5%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
CORE COMMERCIAL

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2025	2025	2025	2025	2026

Written Premium
Gross	$693.1	$622.4	$709.5	$599.1	$721.8
Ceded	(88.5)	(86.4)	(89.2)	(86.3)	(91.4)
Net	$604.6	$536.0	$620.3	$512.8	$630.4
Growth	3.8%	4.4%	3.5%	2.5%	4.3%

Net premiums written by sub-segment
Small Commercial	$341.8	$334.3	$333.5	$315.7	$363.6
Middle Market	262.8	201.7	286.8	197.1	266.8
Total	$604.6	$536.0	$620.3	$512.8	$630.4

Net premiums written by line of business
Commercial Multiple Peril	$298.8	$264.9	$327.7	$267.8	$306.0
Commercial Automobile	114.2	104.6	112.1	96.4	123.4
Workers’ Compensation	123.5	102.3	100.1	92.9	120.8
Other Core Commercial	68.1	64.2	80.4	55.7	80.2
Total	$604.6	$536.0	$620.3	$512.8	$630.4

Related Metrics
Premium Retention	84.4%	85.1%	84.4%	85.3%	85.2%
Renewal Price Change	11.1%	10.7%	9.9%	9.4%	8.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
SPECIALTY

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2025	2025	2025	2025	2026

Gross premiums written	$424.4	$424.4	$437.7	$401.7	$432.4

Net premiums written	$358.3	$368.2	$379.2	$335.8	$366.7

Net premiums earned	$339.6	$355.9	$353.9	$348.9	$359.9

Losses and LAE:

Current year, excluding catastrophe losses	173.3	174.3	172.7	179.3	176.8

Prior year favorable development, excluding catastrophe losses	(15.9)	(12.5)	(10.0)	(18.4)	(14.2)

Current year catastrophe losses	17.2	16.1	6.0	(1.2)	15.4

Prior year favorable catastrophe development	(2.5)	(1.5)	-	-	(5.8)

Total losses and LAE	172.1	176.4	168.7	159.7	172.2

Amortization of deferred acquisition costs and other underwriting expenses	126.3	131.7	132.4	133.7	131.6

GAAP underwriting profit	41.2	47.8	52.8	55.5	56.1

Net investment income	24.3	24.3	26.1	27.9	28.7

Other income	1.3	1.1	1.3	1.1	1.2

Other operating expenses	(2.2)	(2.0)	(2.0)	(2.4)	(2.0)

Operating income before income taxes	$64.6	$71.2	$78.2	$82.1	$84.0

Loss and LAE ratio:

Current year, excluding catastrophe losses	51.1%	49.0%	48.8%	51.4%	49.0%

Prior year favorable development, excluding catastrophe losses	(4.7)%	(3.5)%	(2.8)%	(5.3)%	(3.9)%

Current year catastrophe losses	5.0%	4.5%	1.7%	(0.3)%	4.3%

Prior year favorable catastrophe development	(0.7)%	(0.4)%	-	-	(1.6)%

Total loss and LAE ratio	50.7%	49.6%	47.7%	45.8%	47.8%

Expense ratio	37.0%	36.9%	37.2%	38.1%	36.4%

Combined ratio	87.7%	86.5%	84.9%	83.9%	84.2%

Combined ratio, excluding catastrophe losses	83.4%	82.4%	83.2%	84.2%	81.5%

Current accident year combined ratio, excluding catastrophe losses	88.1%	85.9%	86.0%	89.5%	85.4%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
SPECIALTY

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2025	2025	2025	2025	2026

Written Premiums
Gross	$424.4	$424.4	$437.7	$401.7	$432.4
Ceded	(66.1)	(56.2)	(58.5)	(65.9)	(65.7)
Net	$358.3	$368.2	$379.2	$335.8	$366.7
Growth	5.4%	4.6%	8.3%	1.2%	2.3%

Net premiums written by sub-segment
Marine and Industrial Property(1)	$137.5	$150.3	$145.2	$121.8	$137.4
Professional and Executive Lines	120.4	108.7	120.0	112.8	126.2
E&S and Alternative Markets(1)	77.2	85.8	86.3	74.9	76.3
Surety and Other	23.2	23.4	27.7	26.3	26.8
Total	$358.3	$368.2	$379.2	$335.8	$366.7

Related Metrics
Premium Retention	80.1%	81.8%	83.2%	81.1%	83.3%
Renewal Price Change	8.4%	7.8%	8.3%	6.4%	4.6%

(1) During the first quarter of 2026, the former Specialty Property and Casualty and Marine sub-segments were reorganized into Marine and Industrial Property and E&S and Alternative Markets (Program business, Excess & surplus and Specialty general liability). Prior periods reflect this new presentation.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS
PERSONAL LINES

Three Months ended March 31

	2026			2025
(In millions, except percentage data)	Auto	Home & Other	Total	Auto	Home & Other	Total

Net premiums written	$327.2	$235.4	$562.6	$323.8	$224.1	$547.9

Net premiums earned	$368.8	$278.1	$646.9	$365.3	$262.6	$627.9
			-			-
Losses and LAE:
			-			-
Current year, excluding catastrophe losses	245.8	129.9	375.7	244.5	127.7	372.2
			-			-
Prior year favorable development, excluding catastrophe losses	(0.4)	(8.8)	(9.2)	(2.0)	(0.8)	(2.8)
			-			-
Current year catastrophe losses	4.2	76.0	80.2	2.4	33.5	35.9
			-			-
Prior year favorable catastrophe development	(1.2)	(20.1)	(21.3)	(0.4)	(0.6)	(1.0)
			-			-
Total losses and LAE	248.4	177.0	425.4	244.5	159.8	404.3
			-			-
Amortization of deferred acquisition costs and other underwriting expenses			169.2			161.9
			-			-
GAAP underwriting profit			52.3			61.7
			-			-
Net investment income			35.2			30.5
			-			-
Other income			3.6			3.7
			-			-
Other operating expenses			(1.9)			(1.7)
			-			-
Operating income before income taxes			$89.2			$94.2

Loss and LAE ratio:

Current year, excluding catastrophe losses	66.7%	46.7%	58.1%	66.9%	48.7%	59.2%

Prior year favorable development, excluding catastrophe losses	(0.1)%	(3.2)%	(1.4)%	(0.5)%	(0.3)%	(0.4)%

Current year catastrophe losses	1.1%	27.3%	12.4%	0.6%	12.7%	5.8%

Prior year favorable catastrophe development	(0.3)%	(7.2)%	(3.3)%	(0.1)%	(0.2)%	(0.2)%
Total loss and LAE ratio	67.4%	63.6%	65.8%	66.9%	60.9%	64.4%

Expense ratio			25.7%			25.3%

Combined ratio			91.5%			89.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RELATED RATIOS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2025	2025	2025	2025	2026

Gross premiums written	$572.4	$705.8	$766.3	$665.8	$588.1

Net premiums written	$547.9	$679.6	$739.4	$640.0	$562.6

Net premiums earned	$627.9	$635.1	$642.6	$646.2	$646.9

Losses and LAE:

Current year, excluding catastrophe losses	372.2	380.0	384.7	381.3	375.7

Prior year favorable development, excluding catastrophe losses	(2.8)	(2.6)	(0.9)	(0.9)	(9.2)

Current year catastrophe losses	35.9	72.2	22.4	9.3	80.2

Prior year favorable catastrophe development	(1.0)	(2.0)	-	(8.0)	(21.3)

Total losses and LAE	404.3	447.6	406.2	381.7	425.4

Amortization of deferred acquisition costs and other underwriting expenses	161.9	162.3	170.1	174.0	169.2

GAAP underwriting profit	61.7	25.2	66.3	90.5	52.3

Net investment income	30.5	30.2	33.0	34.8	35.2

Other income	3.7	3.7	3.7	3.6	3.6

Other operating expenses	(1.7)	(1.7)	(1.9)	(1.8)	(1.9)

Operating income before income taxes	$94.2	$57.4	$101.1	$127.1	$89.2

Loss and LAE ratio:

Current year, excluding catastrophe losses	59.2%	59.8%	59.8%	59.0%	58.1%

Prior year favorable development, excluding catastrophe losses	(0.4)%	(0.4)%	(0.1)%	(0.1)%	(1.4)%

Current year catastrophe losses	5.8%	11.4%	3.5%	1.4%	12.4%

Prior year favorable catastrophe development	(0.2)%	(0.3)%	-	(1.2)%	(3.3)%

Total loss and LAE ratio	64.4%	70.5%	63.2%	59.1%	65.8%

Expense ratio	25.3%	25.0%	26.0%	26.4%	25.7%

Combined ratio	89.7%	95.5%	89.2%	85.5%	91.5%

Combined ratio, excluding catastrophe losses	84.1%	84.4%	85.7%	85.3%	82.4%

Current accident year combined ratio, excluding catastrophe losses	84.5%	84.8%	85.8%	85.4%	83.8%

THE HANOVER INSURANCE GROUP

PREMIUMS WRITTEN AND RELATED METRICS
PERSONAL LINES

	Q1	Q2	Q3	Q4	Q1
(In millions, except percentage data)	2025	2025	2025	2025	2026
Written Premiums
Gross	$572.4	$705.8	$766.3	$665.8	$588.1
Ceded	(24.5)	(26.2)	(26.9)	(25.8)	(25.5)
Net	$547.9	$679.6	$739.4	$640.0	$562.6
Growth	3.0%	3.7%	3.6%	4.4%	2.7%

Net premiums written by line of business
Personal Automobile	$323.8	$389.3	$416.5	$360.3	$327.2
Homeowners and Other	224.1	290.3	322.9	279.7	235.4
Total	$547.9	$679.6	$739.4	$640.0	$562.6

Related Metrics

Renewal Price Change
Personal Automobile	11.8%	9.8%	8.0%	6.9%	6.7%
Homeowners	14.9%	15.7%	13.9%	12.3%	10.8%
Total (1)	13.1%	12.3%	10.5%	9.2%	8.4%

Policy Retention
Personal Automobile	81.4%	83.5%	83.2%	82.4%	81.2%
Homeowners	82.4%	85.1%	84.8%	83.7%	82.4%
Total (1)	82.0%	84.3%	84.0%	83.1%	81.8%

PIF change from prior year period
Personal Automobile	-4.9%	-3.6%	-3.2%	-3.1%	-2.2%
Homeowners	-4.0%	-2.7%	-2.5%	-2.6%	-2.2%
Total (1)	-4.4%	-3.2%	-2.9%	-2.8%	-2.2%

(1) Related metrics exclude Other Personal Lines.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q1	Q2	Q3	Q4	Q1
(In millions, except yields)	2025	2025	2025	2025	2026

Net Investment Income

Fixed maturities	$93.3	$98.4	$103.3	$106.4	$109.2
Limited partnerships	7.5	3.5	6.8	9.3	11.0
Mortgage loans	2.9	3.0	2.6	2.7	2.5
Equity securities	0.9	0.9	0.9	0.9	0.9
Other investments	5.3	3.4	7.1	10.6	7.4
Investment expenses	(3.8)	(3.7)	(3.7)	(4.1)	(4.1)
Total	$106.1	$105.5	$117.0	$125.8	$126.9

Pre-tax Yields

Fixed maturities	4.08%	4.24%	4.33%	4.41%	4.42%
Total	4.14%	4.11%	4.31%	4.44%	4.50%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets at amortized cost or cost, which excludes accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO
March 31, 2026
(In millions)
						Change in
	Weighted	Amortized			Net	Net
	Average	Cost	Fair Value /	% of	Unrealized	Unrealized
Investment Type	Quality	or Cost (1)	Carry Value	Total	Gain (Loss)	YTD

Fixed maturities:
U.S. Treasury and government agencies	AA+	$477.7	$438.7	4.0%	$(39.0)	$(3.2)
Foreign governments	BB	2.8	2.9	-	0.1	(0.1)
Municipals:
Taxable	AA	934.1	867.9	7.9%	(66.2)	(2.3)
Tax-exempt	AA	24.9	25.3	0.2%	0.4	(0.4)
Corporates:
NAIC 1	A	2,354.2	2,342.8	21.2%	(11.4)	(28.8)
NAIC 2	BBB	1,578.4	1,551.3	14.1%	(27.1)	(16.8)
NAIC 3 and below	B+	455.6	454.0	4.1%	(1.6)	(8.9)
Total corporates	BBB+	4,388.2	4,348.1	39.4%	(40.1)	(54.5)
Asset-backed:
Residential mortgage-backed	AA+	2,389.8	2,324.3	21.0%	(65.5)	(15.1)
Commercial mortgage-backed	AAA	880.2	854.9	7.7%	(25.3)	(5.0)
Other asset-backed	AA+	1,114.1	1,114.1	10.1%	-	(5.8)
Total fixed maturities	AA-	10,211.8	9,976.2	90.3%	(235.6)	(86.4)
Limited partnerships and other investments		416.0	416.0	3.8%	-	-
Mortgage and other loans		221.3	221.3	2.0%	-	-
Equity securities		188.2	188.2	1.7%	-	-
Total investments		11,037.3	10,801.7	97.8%	(235.6)	(86.4)
Cash and cash equivalents		243.5	243.5	2.2%	-	-
Total		$11,280.8	$11,045.2	100.0%	$(235.6)	$(86.4)

(1) Net of allowance for credit losses of $8.8 million.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES
March 31, 2026

(In millions)

CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost (1)	Value	Fair Value
1	Aaa/Aa/A	$8,097.5	$7,890.5	79.1%
2	Baa	1,635.9	1,609.3	16.1%
3	Ba	269.8	272.7	2.8%
4	B	172.2	171.0	1.7%
5	Caa	35.5	32.3	0.3%
6	In or near default	0.9	0.4	-
Total fixed maturities		$10,211.8	$9,976.2	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost (1)	Value	Fair Value
0-2 Years		$1,782.5	$1,783.9	17.9%
2-4 Years		2,804.9	2,783.7	27.9%
4-6 Years		2,694.0	2,602.9	26.1%
6-8 Years		2,450.7	2,372.6	23.8%
8-10 Years		289.2	274.7	2.7%
10+ Years		190.5	158.4	1.6%
Total fixed maturities		$10,211.8	$9,976.2	100.0%
Weighted Average Duration			4.4

(1) Net of allowance for credit losses of $0.3 million.

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
March 31, 2026

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
JPMorgan Chase	$46.1	$46.1	0.42%	A
Morgan Stanley	39.8	39.7	0.36%	A-
Wells Fargo	39.0	39.2	0.36%	BBB+
Minnesota Housing Finance Agency	36.9	30.2	0.27%	AA+
Bank of America	35.7	35.7	0.32%	A-
The Goldman Sachs Group	35.5	35.7	0.32%	BBB+
State of Ohio	33.8	29.2	0.26%	AAA
Texas Natural Gas Securitization Finance Corporation	28.8	28.3	0.26%	AAA
State of Louisiana	27.2	27.0	0.24%	AAA
State of Colorado	26.2	25.1	0.23%	AAA
Top 10 Corporate and Municipal	$349.0	$336.2	3.04%

(1) - Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended March 31
	2026		2025
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME
Core Commercial	$74.8		$26.8
Specialty	84.0		64.6
Personal Lines	89.2		94.2
Other	2.2		0.8
Total	250.2		186.4

Interest expense	(10.8)		(8.5)

Operating income before income taxes	239.4	$6.67	177.9	$4.86

Income tax expense on operating income	(50.9)	(1.42)	(36.1)	(0.99)

Operating income after income taxes	188.5	5.25	141.8	3.87

Non-operating items:
Net realized losses from sales and other	(4.9)	(0.14)	(18.8)	(0.51)
Net change in fair value of equity securities and other	4.6	0.13	1.0	0.03
Impairments on investments:
Credit-related impairments	(1.6)	(0.04)	-	-
Losses on intent to sell securities	(0.4)	(0.01)	-	-
Total impairments on investments	(2.0)	(0.05)	-	-
Income tax benefit on non-operating items	0.6	0.01	4.2	0.11

NET INCOME	$186.8	$5.20	$128.2	$3.50

THE HANOVER INSURANCE GROUP

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and income taxes, total operating income after income taxes, total operating income after income taxes per diluted share, total book value per share, total book value per share excluding net unrealized gains and losses related to fixed maturity investments and market risk, net of tax, tangible book value per share and measures of operating income and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and income taxes is net income, excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and income taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and income taxes is the sum of the operating income from: Core Commercial, Specialty, Personal Lines, and Other. After-tax operating income earnings per diluted share (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock. The Hanover believes that measures of operating income before interest expense and income taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax, is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities and market risk divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating results and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events. Catastrophes can be caused by various natural events including, among others, hurricanes, tornadoes and other windstorms, hail, flood, earthquakes, severe winter weather and other convective storms, fire, and explosions. Catastrophes can be caused by various manmade events including, among others, fire, explosions, riots, and terrorism. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and income taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for income before income taxes or income from continuing operations and operating income should not be construed as a substitute for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and income taxes and income from continuing operations per diluted share to operating income after taxes per diluted share for the three months ended March 31, 2026 and 2025 is set forth on page 18 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company’s website, www.hanover.com.

THE HANOVER INSURANCE GROUP

PREMIUM RELATED METRIC DEFINITIONS

Renewal Price Change

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the estimated net effect of base rate changes, discretionary pricing, specific inflationary changes or changes in policy level exposure or insured risks.

●

Personal Lines: Represents the average change in premium on policies charged at renewal caused by the net effects of filed rate, inflation adjustments or other changes in policy level exposure or insured risks, regardless of whether or not the policies are retained for the duration of their contractual terms.

Rate

●

Core Commercial and Specialty: Represents the average change in premium on renewed policies caused by the base rate changes, discretionary pricing, and inflation, excluding the impact of changes in policy level exposure or insured risks.

●

Personal Lines: Represents the estimated cumulative premium effect of approved rate actions applied to policies at renewal, regardless of whether or not policies are actually renewed. Accordingly, rate changes do not represent actual increases or decreases realized by the company. Personal Lines rate changes do not include inflation or changes in policy level exposure or insured risks.

Retention

●	Core Commercial and Specialty: Represents the ratio of net retained premium for the noted period to the premium available to renew over the same period.

●	Personal Lines: Represents the ratio of net retained policies for the noted period to those policies available to renew over the same period and includes policies that were canceled and rewritten.

Policies in Force (PIF) Change

●	Represents the change in the number of policies in force at the end of a given period from the end of the same period in the prior year.

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF April 29, 2026				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.			Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	S&P Global	Moody's	PO Box 43006
Worcester, MA 01653				The Hanover Insurance				Providence, RI 02940-3006
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.
808 North Highlander Way				Debt Ratings	Best	S&P Global	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol “THG”.
				Senior Debt	bbb+	BBB	Baa2
				Subordinated Debentures	bbb-	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing				The above ratings are accurate as of April 29, 2026, and may be revised,				Oksana Lukasheva
sale prices of our common stock and quarterly cash				superseded or withdrawn by the respective rating agency at any time. For				Senior Vice President
dividends for the periods indicated:				the most current information concerning the financial ratings of The Hanover				Corporate Finance
				Insurance Group and its subsidiaries, please visit the websites of the				olukasheva@hanover.com
Quarter Ended	2026			respective rating agencies.
	Price Range		Dividends
	High	Low	Per Share
March 31	$181.68	$167.57	$0.950

Quarter Ended	2025
	Price Range		Dividends
	High	Low	Per Share
March 31	$174.61	$147.13	$0.900
June 30	$178.04	$150.66	$0.900
September 30	$182.10	$162.08	$0.900
December 31	$186.22	$168.39	$0.950